Exhibit 4.7

SUPPLEMENTAL INDENTURE, dated as of November 21, 2014 (this “Supplemental Indenture”), by and among Scientific Games International, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined in the indenture referred to herein), Bally Technologies, Inc., a Nevada corporation, Casino Electronics, Inc., a Nevada corporation, Alliance Holding Company, a Nevada corporation, Bally Gaming International, Inc., a Delaware corporation, Bally Gaming, Inc., a Nevada corporation, Bally Gaming GP, LLC, a Nevada limited liability company, Bally Gaming LP, LLC, a Nevada limited liability company, Bally Properties East, LLC, a Nevada limited liability company, Bally Properties West, LLC, a Nevada limited liability company, Compudigm Services, Inc., a Nevada corporation, SHFL Properties, LLC, a Nevada limited liability company, Sierra Design Group, a Nevada corporation and Arcade Planet, Inc., a California corporation (collectively, the “Additional Guarantors”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as successor trustee (the “Trustee”).

WHEREAS, the Company, the original Guarantors and the Trustee executed an Indenture, dated as of August 20, 2012, as amended and supplemented (the “Indenture”), relating to the Company’s 6.250% Senior Subordinated Notes due 2020;

WHEREAS, under certain circumstances, Section 11.17 of the Indenture requires the Company to cause each of the Company’s Restricted Subsidiaries to execute and deliver to the Trustee a supplemental indenture and thereby become a Guarantor bound by the Guarantee of the Securities on the terms set forth in Article Eleven of the Indenture;

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, except as otherwise defined herein in this Supplemental Indenture, capitalized terms used in this Supplemental Indenture have the meanings specified in the Indenture;

NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Securities, as follows:

ARTICLE ONE

AMENDMENT

Section 1.01.  Amendment. Each of the Additional Guarantors hereby agrees to become a Guarantor bound by the Guarantee of the Securities on the terms set forth in Article Eleven of the Indenture.

ARTICLE TWO

MISCELLANEOUS PROVISIONS

Section 2.01.  Indenture. Except as amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all their terms shall remain in full force and effect.

Section 2.02.  Trustee’s Disclaimer. The Trustee shall not be responsible for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Additional Guarantors.

Section 2.03.  Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 2.04.  Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but all of them together shall represent the same agreement.

Section 2.05.  Headings. The Article and Section headings in this Supplemental Indenture are for convenience only and shall not affect the construction of this Supplemental Indenture.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

Company:

SCIENTIFIC GAMES INTERNATIONAL, INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President, General Counsel and Secretary

Additional Guarantors:

BALLY TECHNOLOGIES, INC.

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: President and Treasurer

CASINO ELECTRONICS, INC.

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

ALLIANCE HOLDING COMPANY

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

BALLY GAMING INTERNATIONAL, INC.

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

BALLY GAMING, INC.

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

[Signature Page to Supplemental Indenture-2020 Notes]

BALLY GAMING GP, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

BALLY GAMING LP, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

BALLY PROPERTIES EAST, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

BALLY PROPERTIES WEST, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

COMPUDIGM SERVICES, INC.

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

SHFL PROPERTIES, LLC

By: Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

[Signature Page to Supplemental Indenture-2020 Notes]

SIERRA DESIGN GROUP

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

ARCADE PLANET, INC.

By:	/s/ Scott D. Schweinfurth
Name: Scott D. Schweinfurth
Title: Treasurer and Secretary

Existing Guarantors:

WMS INDUSTRIES INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: General Counsel and Secretary

WMS GAMING INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: General Counsel and Secretary

WMS INTERNATIONAL HOLDINGS INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: General Counsel and Secretary

PHANTOM EFX, LLC

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Manager

[Signature Page to Supplemental Indenture-2020 Notes]

LENC-SMITH INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: General Counsel and Secretary

WILLIAMS ELECTRONICS GAMES, INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: General Counsel and Secretary

WMS FINANCE INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: General Counsel and Secretary

LENC SOFTWARE HOLDINGS LLC

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Manager

WILLIAMS INTERACTIVE LLC

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Manager

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President – Worldwide Legal Affairs and Corporate Secretary

SG GAMING NORTH AMERICA, INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President and Secretary

[Signature Page to Supplemental Indenture-2020 Notes]

SCIENTIFIC GAMES PRODUCTS, INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President and Secretary

MDI ENTERTAINMENT, LLC

By:	Scientific Games International, Inc., its sole manager

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President, General Counsel and Secretary

SCIENTIFIC GAMES SA, INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: General Counsel and Secretary

SCIPLAY INC.

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President and Secretary

SCIENTIFIC GAMES NEW JERSEY, LLC

By:	Scientific Games International, Inc., its sole member

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President, General Counsel and Secretary

[Signature Page to Supplemental Indenture-2020 Notes]

SCIENTIFIC GAMES PRODUCTIONS, LLC

By:	SG Gaming North America, Inc., its sole member

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President and Secretary

SCIENTIFIC GAMES DISTRIBUTION, LLC

By:	SG Gaming North America, Inc., its sole member

By:	/s/ Jack B. Sarno
Name: Jack B. Sarno
Title: Vice President and Secretary

[Signature Page to Supplemental Indenture-2020 Notes]

Trustee:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Deutsche Bank National Trust Company

By:	/s/ Wanda Camacho
Name: Wanda Camacho
Title: Vice President

By:	/s/ Rodney Gaughan
Name: RODNEY GAUGHAN
Title: VICE PRESIDENT

[Signature Page to Supplemental Indenture-2020 Notes]